UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 30, 2006
Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)
North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180

(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center
Charlotte, North Carolina	28288-0013

(Address of Principal Executive Offices)	(Zip Code)
(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-1.1
EX-4.1
EX-4.2
EX-4.3
EX-5.1
EX-5.2
EX-10.1
EX-99.1

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On January 30, 2006, Wachovia Corporation (“Wachovia”) filed Articles of Amendment for the purpose of amending its Articles of Incorporation to fix the preferences, limitations and relative rights of a new series of its class of Class A Preferred Stock designated as Series I, Class A Preferred Stock, with no par value and a liquidation preference of $100,000 per share. A copy of the Articles of Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Item 8.01. Other Events.
On February 1, 2006, Wachovia and Wachovia Capital Trust III, a Delaware statutory trust (the “Trust”) closed the sale of $2,500,000,000 of the Trust’s 5.80% Fixed-to-Floating Rate Normal Wachovia Income Trust Securities, liquidation amount $1,000 per security (the “Normal WITS”), which were registered pursuant to an automatic shelf registration statement on Form S-3 (SEC File Nos. 333-131237 and 333-131237-01) (the “Registration Statement”) filed on January 24, 2006. The following documents are being filed with this report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) Underwriting Agreement, dated January 25, 2006, by and among Wachovia, the Trust and Wachovia Capital Markets, LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein; (ii) First Supplemental Indenture between Wachovia and U.S. Bank National Association, as trustee, dated as of February 1, 2006; (iii) Stock Purchase Contract Agreement between Wachovia and the Trust, acting through U.S. Bank National Association, as Property Trustee dated as of February 1, 2006; (iv) Articles of Amendment of Wachovia, dated January 30, 2006; (v) Form of junior subordinated note of Wachovia; (vi) Opinion and Consent of Cadwalader, Wickersham & Taft LLP regarding the Junior Subordinated Notes and Guarantee, (vii) Opinion and Consent of Ross E. Jeffries, Jr., Esq. regarding the Preferred Stock and (viii) Collateral Agreement among Wachovia, JPMorgan Chase Bank NA, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar and the Trust, acting through U.S. Bank National Association, as Property Trustee, dated as of February 1, 2006.
On February 1, 2006, in connection with the closing of the Normal WITS offering, Wachovia entered into a Declaration of Covenant (the “Declaration”) whereby Wachovia agreed for the benefit of certain of its debtholders named therein that it would not repurchase the WITS or redeem or repurchase shares of the Preferred Stock to be issued on the stock purchase date in satisfaction of the stock purchase contracts held by the Trust, unless such repurchase or redemption is made from the proceeds of certain issuances and on the terms and conditions set forth therein. A copy of the Declaration is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

1.1	Underwriting Agreement, dated January 25, 2006, by and among Wachovia, the Trust and Wachovia Capital Markets, LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein

4.1	Articles of Amendment of Wachovia with respect to Series I, Class A Preferred Stock, dated January 30, 2006

4.2	First Supplemental Indenture between Wachovia and U.S. Bank National Association, as trustee, dated as of February 1, 2006

4.3	Stock Purchase Contract Agreement between Wachovia and Wachovia Capital Trust III, acting through U.S. Bank National Association, as Property Trustee dated as of February 1, 2006

4.4	Form of Junior Subordinated Note (included in Exhibit 4.2)

5.1	Opinion and Consent of Cadwalader, Wickersham & Taft LLP regarding the Junior Subordinated Notes and Guarantee

5.2	Opinion and Consent of Ross E. Jeffries, Jr., Esq. regarding the Preferred Stock

10.1	Collateral Agreement among Wachovia, JPMorgan Chase Bank NA, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar and Wachovia Capital Trust III, acting through U.S. Bank National Association, as Property Trustee, dated as of February 1, 2006

23.1	Consent of Cadwalader, Wickersham & Taft LLP (included in Exhibit 5.1)

23.2	Consent of Ross E. Jeffries, Jr., Esq. (included in Exhibit 5.2)

99.1	Declaration of Covenant of Wachovia, dated as of February 1, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: February 1, 2006	By:	/s/ Thomas J. Wurtz

	Name:	Thomas J. Wurtz
	Title:	Senior Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 25, 2006, by and among Wachovia, the Trust and Wachovia Capital Markets, LLC and Goldman, Sachs & Co., as representatives of the underwriters named therein

4.1	Articles of Amendment of Wachovia with respect to Series I, Class A Preferred Stock, dated January 30, 2006

4.2	First Supplemental Indenture between Wachovia and U.S. Bank National Association, as trustee, dated as of February 1, 2006

4.3	Stock Purchase Contract Agreement between Wachovia and Wachovia Capital Trust III, acting through U.S. Bank National Association, as Property Trustee dated as of February 1, 2006

4.4	Form of Junior Subordinated Note (included in Exhibit 4.2)

5.1	Opinion and Consent of Cadwalader, Wickersham & Taft LLP regarding the Junior Subordinated Notes and Guarantee

5.2	Opinion and Consent of Ross E. Jeffries, Jr., Esq. regarding the Preferred Stock

10.1	Collateral Agreement among Wachovia, JPMorgan Chase Bank NA, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar and Wachovia Capital Trust III, acting through U.S. Bank National Association, as Property Trustee, dated as of February 1, 2006

23.1	Consent of Cadwalader, Wickersham & Taft LLP (included in Exhibit 5.1)

23.2	Consent of Ross E. Jeffries, Jr., Esq. (included in Exhibit 5.2)

99.1	Declaration of Covenant of Wachovia, dated as of February 1, 2006